Exhibit 10.34

FIRST AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT

Effective Date: August 2, 2017

THIS FIRST AMENDMENT TO THE STRATEGIC ALLIANCE AGREEMENT (this “Amendment”), is entered into by and between Iovance Biotherapeutics, Inc., a Delaware corporation, successor in interest to Lion Biotechnologies, Inc., with a place of business located at 999 Skyway Road, Suite 150, San Carlos, CA 94070 (“Iovance”), and The University of Texas M. D. Anderson Cancer Center, with a place of business located at 1515 Holcombe Blvd., Houston, TX 77030 (“MD Anderson”), a member institution of The University of Texas System, as of the date set forth above (the “Effective Date”). Iovance and MD Anderson may each be referred to as a “Party” or together, the “Parties”.

WHEREAS, the Parties have entered into a Strategic Alliance Agreement effective April 17, 2017 (the “Original Agreement”); and

WHEREAS, the Parties now desire to amend the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree to be legally bound as follows:

1.           The following sentence in Section 2.1(a) of the Original Agreement:

The first three Study Orders are attached to this Agreement as Exhibit I, Exhibit II, and Exhibit III, and the Studies that are the subject of such Study Orders are also referred to herein as the “Initial Studies”.

is hereby deleted and replaced in its entirety by the following sentence:

The first three Study Orders, when completed, will be incorporated into this Agreement as Exhibit I, Exhibit II, and Exhibit III, and the Studies that are the subject of such Study Orders are also referred to herein as the “Initial Studies”.

2.           In the event of any inconsistency or conflict between the terms of this Amendment and the terms of the Original Agreement, the terms of this Amendment shall control.

3.           This Amendment, together with the Original Agreement, constitutes the final and complete expression of the parties with respect to the subject matter hereof. This Amendment may not be amended except by a written instrument duly executed and delivered by each of the parties.

4.           Except as expressly amended by this Amendment, all of the terms and conditions of the Original Agreement shall remain unchanged and in full force and effect as set forth therein.

5.           This Amendment may be executed in any number of counterparts, including by electronic portable document format (PDF) exchange, each of which shall be deemed an original as against any Party whose signature appears thereon, but all of which, taken together, shall constitute one and the same instrument, with the same effect as though such signatures were on the same instrument.

1

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement as of the Effective Date.

IOVANCE BIOTHERAPEUTICS, INC.	THE UNIVERSITY OF TEXAS

M.D. ANDERSON CANCER CENTER

By: /s/ Maria Fardis	By: /s/ Chris McKee
Authorized Signature	Authorized Signature

Maria Fardis, Ph.D., M.B.A.	Chris McKee
Printed Name	Printed Name

President and Chief Executive Officer	SVP, Strategy & Business Development
Title	Title

2